EXHIBIT 4.8

Conformed Copy
SECOND SUPPLEMENTAL INDENTURE
THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of June 30, 2021, is made by and between EASTERN GAS TRANSMISSION AND STORAGE, INC., a Delaware corporation, having its principal office at 6603 West Broad Street, Richmond, Virginia 23230 (the “Company” or “Issuer”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as Trustee, having a corporate trust office at 2 North LaSalle Street, Suite 700, Chicago, Illinois 60602 (the “Trustee”).
W I T N E S S E T H:
WHEREAS, the Company has heretofore entered into an Indenture dated as of June 30, 2021, between the Company and the Trustee (as amended, restated or otherwise modified, the “Base Indenture”) with respect to senior debt securities;
WHEREAS, the Base Indenture is incorporated herein by this reference and the Base Indenture, as heretofore supplemented, and as further supplemented by this Supplemental Indenture, and as may be hereafter supplemented or amended from time to time, is herein called the “Indenture”;
WHEREAS, under the Base Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Base Indenture and the terms of such series may be described by a supplemental indenture executed by the Company and the Trustee;
WHEREAS, the Company proposes to create under the Indenture a new series of Securities;
WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Base Indenture as at the time supplemented, amended and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented, amended and modified; and
WHEREAS, all conditions necessary to authorize the execution and delivery of this Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.
NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
4.600% SENIOR NOTES DUE 2044
Section 101.Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Company’s 4.600% Senior Notes due 2044 (the “Notes”).
There are to be authenticated and delivered $443,678,000 principal amount of Notes, and such principal amount of the Notes may be increased from time to time pursuant to the penultimate paragraph of Section 301 of the Base Indenture. All Notes need not be issued at the same time and such series may be reopened at any time, without the consent of any Holder, for issuances of additional Notes. Any such additional Notes will have the same interest rate, maturity and other terms as those initially issued. Further Notes may also be authenticated and delivered as provided by Sections 304, 305, 306, 905 or 1107 of the Base Indenture, and shall be consolidated with and part of the same series of Notes initially issued under this Supplemental Indenture.

The Notes shall be issued as securities in global form, substantially in the form set out in Exhibit A attached hereto.
The form of the Trustee’s Certificate of Authentication for the Notes shall be in substantially the form set forth in Exhibit B attached hereto.
Each Note shall be dated the date of authentication thereof and shall bear interest from the most recent Interest Payment Date to which interest has been paid or duly provided for, provided that, in respect of the first interest payment date after the issuance hereof, the Company shall pay an amount of interest calculated as if it had accrued from June 15, 2021.
Section 102.Definitions. The following defined terms used herein shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Base Indenture. Unless the context otherwise requires, any reference to a “Section” refers to a Section of this Supplemental Indenture.
“Additional Interest” has the meaning set forth in Section 110.
“Adjusted Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.
“Applicable Procedures” has the meaning set forth in Section 205.
“Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.
“Clearstream” means Clearstream Banking, société anonyme, Luxembourg.
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the Notes matured on December 15, 2044) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term in years and months of the Notes.
“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.
“Depositary” has the meaning set forth in Section 105.
“Distribution Compliance Period” means the period through and including the 40th day after the later of the commencement of the offering of the Notes and the Original Issue Date.
“DTC” means The Depository Trust Company or its successors, or any successor clearing agency which is registered as such under the Exchange Act and approved by the Company.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System.
“Exchange Notes” means any securities issued by the Company pursuant to the Registered Exchange Offer or otherwise pursuant to an effective Registration and containing terms identical in all material respects to the Notes for which they are exchanged except that (i) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, interest thereon shall be deemed to have accrued, and shall be paid in an amount as if it had accrued, from June 15, 2021, (ii) the Exchange Notes will not contain the Restricted Legend and will not contain terms with respect to transfer restrictions and (iii) the Exchange Notes will not contain terms with respect to the payment of Additional Interest for failure to comply with the Registration Rights Agreement.
“Global Security” means any of a Rule 144A Global Security, a Regulation S Global Security and/or an Unrestricted Global Security.
“Independent Investment Banker” means any of Barclays Capital Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC and their affiliates or successors, or if such firm is unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.
“Interest Payment Dates” means June 15 and December 15 of each year, commencing on December 15, 2021.
“Notes” has the meaning set forth in Section 101.
“Original Issue Date” means June 30, 2021.
“Outstanding,” when used with respect to the Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture, except:
(i)Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;
(ii)Notes for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited (other than pursuant to Section 402 of the Base Indenture) with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes, provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor satisfactory to the Trustee has been made;
(iii)Notes with respect to which the Company has effected defeasance or covenant defeasance pursuant to Section 402 of the Base Indenture, except to the extent provided in Section 402 of the Base Indenture; and

(iv)Notes that have been paid pursuant to Section 306 of the Base Indenture or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or are present at a meeting of Holders of Notes for quorum purposes, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making any such determination or relying upon any such request, demand, authorization, direction, notice, consent or waiver, only those Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which shall have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee (a) the pledgee’s right so to act with respect to such Notes and (b) that the pledgee is not the Company or any other obligor upon the Notes or an Affiliate of the Company or such other obligor.
“Participant” has the meaning set forth in Section 205.
“Primary Treasury Dealer” means a primary United States government securities dealer in the United States as designated by the Federal Reserve Bank of New York.
“QIB” means a “qualified institutional buyer” as defined in Rule 144A.
“Reference Treasury Dealer” means Barclays Capital Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC and their affiliates or successors; provided that, if such firm or its successors ceases to be a Primary Treasury Dealer, the Company shall substitute another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 3:30 p.m., New York City time, on the third (3rd) Business Day preceding such Redemption Date.
“Registered Exchange Offer” means the exchange offer by the Company of the Exchange Notes for Notes pursuant to the Registration Rights Agreement.
“Registration” means a registered exchange offer for the Notes by the Company or other registration of the Notes under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.
“Registration Default” has the meaning set forth in Section 110.
“Registration Rights Agreement” means the Registration Rights Agreement, dated as of June 30, 2021, among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as the Dealer Managers for the Notes.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the Business Day preceding such Interest Payment Date; provided, that with respect to Notes that are not held in book-entry form, the Regular Record Date shall be the close of business on the fifteenth (15th) calendar day (whether or not a Business Day) preceding such Interest Payment Date.
“Regulation S” means Regulation S promulgated under the Securities Act.
“Regulation S Global Security” has the meaning set forth in Section 205.
“Regulation S Permanent Global Security” has the meaning set forth in Section 105.
“Regulation S Temporary Global Security” has the meaning set forth in Section 105.
“Restricted Definitive Security” has the meaning set forth in Section 202.
“Restricted Legend” has the meaning set forth in Section 202.
“Rule 144A” means Rule 144A promulgated under the Securities Act.
“Rule 144A Global Security” has the meaning set forth in Section 105.
“Securities Act” means the Securities Act of 1933, as amended.
“Stated Maturity” means December 15, 2044.
“Unrestricted Global Security” means a former Rule 144A Global Security that has had a Restricted Legend removed pursuant to Section 204 or 205, as applicable.
The terms “Company,” “Issuer,” “Trustee,” “Base Indenture,” and “Indenture” shall have the respective meanings set forth in the recitals to this Supplemental Indenture and the paragraph preceding such recitals.
Section 103.Payment of Principal and Interest. The principal of the Notes shall be due at the Stated Maturity (unless earlier redeemed). The unpaid principal amount of the Notes shall bear interest at the rate of 4.600% per annum, until paid or duly provided for, such interest to accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for, provided that, in respect of the first interest payment date after the issuance hereof, the Company shall pay an amount of interest calculated as if it had accrued from June 15, 2021. Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person in whose name the Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein will be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for will forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (in accordance with Section 307 of the Base Indenture), notice whereof shall be given to Holders of the Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Base Indenture.

Payments of interest on the Notes will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the Notes shall be computed and paid on the basis of a 360-day year of twelve (12) thirty (30)-day months. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), in each case with the same force and effect as if made on the date the payment was originally payable.
Payment of the principal and interest on the Notes shall be made at the office of the Paying Agent in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, with any such payment that is due at the Stated Maturity of any Notes, upon redemption or repurchase being made upon surrender of such Notes to the Paying Agent. Payments of interest (including interest on any Interest Payment Date) will be made, subject to such surrender where applicable, at the option of the Company, (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto. In the event that any date on which principal and interest is payable on the Notes is not a Business Day, then payment of the principal and interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), in each case with the same force and effect as if made on the date the payment was originally payable.
Section 104.Denominations. The Notes may be issued in denominations of $1,000, or any greater integral multiple of $1,000.
Section 105.Global Securities. The Notes offered and sold to QIBs in transactions not involving a public offering, exempt from registration under the Securities Act, intended to be allowed to be resold in reliance on Rule 144A will be initially issued in the form of one or more Global Securities (the “Rule 144A Global Security”), and the Notes offered and sold in offshore transactions to non-U.S. persons in reliance on Regulation S will be initially issued in the form of one or more temporary Global Securities (the “Regulation S Temporary Global Security”), which will be exchangeable, in accordance with Section 205, for one or more permanent Global Securities (the “Regulation S Permanent Global Security”), in each case registered in the name of the Depositary (which shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, Notes represented by such Global Securities will not be exchangeable for, and will not otherwise be issuable as, Notes in definitive form registered in names other than the Depositary or its nominee. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.
Owners of beneficial interests in such a Global Security will not be considered the Holders thereof for any purpose under the Indenture, and no Global Security representing a Note shall be exchangeable, except for another Global Security of like denomination and tenor to be registered in the name of the Depositary or its nominee or to a successor Depositary or its nominee or except as described below. The rights of Holders of such Global Security shall be exercised only through the Depositary.

A Global Security shall be exchangeable for Notes registered in the names of persons other than the Depositary or its nominee (including notes issued in definitive form) only if (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Company within ninety (90) days of receipt by the Company of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Company within ninety (90) days after it becomes aware of such cessation, (ii) the Company in its sole discretion, and subject to the procedures of the Depositary, determines that such Global Security shall be so exchangeable, in which case Notes in definitive form will be printed and delivered to the Depositary, or (iii) an Event of Default has occurred and is continuing with respect to the Notes. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Notes registered in such names as the Depositary shall direct.
Section 106.Redemption. At any time prior to June 15, 2044 (six months prior to the Stated Maturity), the Company may redeem the Notes in whole or in part, at its option, upon not less than 10 nor more than 60 days’ prior notice, with a copy to the Trustee, to each Holder of Notes to the address of such Holder appearing in the Notes Register, at a redemption price (expressed as a percentage of the principal amount of the Notes to be redeemed) equal to the greater of
(i)100.000% of the principal amount of Notes then outstanding to be so redeemed, or
(ii)the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed that would be due if such Notes matured on June 15, 2044 but for the redemption (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 25 basis points, plus, in either of the above cases, accrued and unpaid interest thereon to the Redemption Date.
In addition, the Notes are redeemable, in whole or in part at any time and from time to time on or after June 15, 2044 (six months prior to the Stated Maturity), at our option at a redemption price equal to 100% of the principal amount of the Notes then outstanding to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date.
The Adjusted Treasury Rate shall be calculated no later than the third Business Day preceding the Redemption Date.
Unless the Company defaults in the payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.
In the event of the redemption of the Notes in part only, a new Note or Notes for the unredeemed portion will be issued in the name or names of the Holders thereof upon surrender thereof.
The Company shall notify the Trustee of the Redemption Price in writing promptly after the calculation thereof and the Trustee shall have no responsibility for such calculation. The notice of redemption shall be sent in accordance with the terms of the Base Indenture.
Section 107.Sinking Fund; Conversion. The Notes shall not have a sinking fund.

Section 108.Interest on Overdue Amounts. Any principal of and installment of interest on the Notes that is overdue shall bear interest at the rate of 4.600% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand.
Section 109.Paying Agent; Security Registrar. Trustee shall initially serve as Paying Agent and Security Registrar with respect to the Notes, with the Place of Payment initially being the Corporate Trust Office. The Company may change the Paying Agent or Security Registrar without prior notice to Holders of the Notes, and the Company or any of its subsidiaries may act as Paying Agent or Security Registrar.
Section 110.Registration Default. In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, the Company shall pay additional interest (in addition to the interest otherwise due) (“Additional Interest”) to the Holder from and including the date on which any such Registration Default should occur to but excluding the date on which the Registration Defaults have ceased to be continuing, at a rate of 0.5% per annum. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Base Indenture). The Company shall promptly give notice to the Trustee of any Registration Default.
Section 111.Reports by Company. The Company shall, if the Company is not then subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and because the Commission has not promulgated any rules or regulations for issuers in the Company’s circumstances, until such time as the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, provide to the Trustee and all Holders of Notes, upon request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act unless such information is available on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system; provided, however, that the Trustee shall have no obligation whatsoever to determine whether or not such information has been filed pursuant to the Electronic Data Gathering, Analysis, and Retrieval system or any successor system.
Delivery of information to the Trustee pursuant to this Section 111 is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants under the Indenture (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).
ARTICLE II
TRANSFER AND EXCHANGE
Section 201.Transfer and Exchange of Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depositary, in accordance with this Supplemental Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depositary therefor.
Section 202.Restricted Legend. Except as otherwise indicated in Article II of the Indenture or Exhibit A attached hereto, each Rule 144A Global Note, and any definitive note issued in exchange therefor as permitted by Section 105 (each a “Restricted Definitive Security”) shall bear the following legend (the “Restricted Legend”) on the face thereof:

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. WITH RESPECT TO A TRANSFER DESCRIBED IN CLAUSE (II) ABOVE, THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT THE COMPANY OR THE TRUSTEE MAY REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY OR THE TRUSTEE.
Section 203.Removal of Restricted Legend. The Company may instruct the Trustee in writing to cancel any Note and, upon receipt of a Company Order, authenticate an Exchange Note of like tenor and amount, registered in the name of the Holder thereof (or its transferee), that does not bear the Restricted Legend, and the Trustee will comply with such instruction:
(i)if the Company determines (upon the advice of counsel and such other certifications and evidence as the Company may reasonably require) that a Note is eligible for resale pursuant to Rule 144 under the Securities Act (or a successor provision) and that the Restricted Legend is no longer necessary or appropriate in order to ensure that subsequent transfers of such Note (or a beneficial interest therein) are effected in compliance with the Securities Act; or
(ii)if a Note is sold pursuant to an effective Registration, pursuant to the Registration Rights Agreement (if applicable) or otherwise; or
(iii)if a Note is exchanged for an Exchange Note pursuant to the Registered Exchange Offer;
provided, however, that in such circumstances, the Trustee shall require an Opinion of Counsel and an Officers’ Certificate prior to authenticating an Exchange Note.
Section 204.Registration of Transfer or Exchange.

(i)The registration of transfer or exchange of any Note (or a beneficial interest therein) that bears the Restricted Legend may only be made in compliance with the provisions of the Restricted Legend and as otherwise set forth herein.
(ii)Any beneficial interest in one of the Global Securities that is transferred to a Person who takes delivery in the form of an interest in another Global Security will, upon transfer, cease to be an interest in the initial Global Security and will become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.
Section 205.Regulation S Global Securities. Following the termination of the Distribution Compliance Period and upon the receipt by the Company and the Security Registrar of an Officers’ Certificate stating that the Distribution Compliance Period has terminated and that the conditions precedent to the transfer from Regulation S Temporary Global Securities to Regulation S Permanent Global Securities have been complied with, beneficial interests in the Regulation S Temporary Global Securities will be exchanged for beneficial interests in one or more Regulation S Permanent Global Securities, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Securities pursuant to the rules and regulations of the U.S. Depositary, Euroclear or Clearstream, as applicable, in each case pertaining to beneficial interests in Global Securities.
Simultaneously with the authentication of the Regulation S Permanent Global Securities, the Trustee will cancel the Regulation S Temporary Global Securities upon instructions from the Company. As used herein, “Regulation S Global Securities” means the Regulation S Temporary Global Securities or the Regulation S Permanent Global Securities, as applicable.
The aggregate principal amount of the Regulation S Temporary Global Securities and the Regulation S Permanent Global Securities may be adjusted by endorsements to Schedule I on the reverse thereof in any situation where adjustment is permitted or required by the Indenture. Except as otherwise provided in the Indenture, no Regulation S Global Security shall be issued except as provided in this Supplemental Indenture to evidence Securities offered and sold in reliance on Regulation S. Unless the Company determines otherwise in accordance with applicable law, the legend setting forth transfer restrictions shall be removed or deemed removed from a Regulation S Security in accordance with the procedures set forth in Section 203 hereof, and each such Security shall thereafter be held as an unrestricted Security.
The rules and procedures of DTC (the “DTC Procedures”) will be applicable to transfers of beneficial interests in the Global Securities and the provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” (collectively the “Euroclear Procedures”), and the “General Terms and Conditions of Clearstream Banking” and “Customer Handbook” of Clearstream (collectively, the “Clearstream Procedures” and, together with the DTC Procedures and the Euroclear Procedures, the “Applicable Procedures”), will be applicable to transfers of beneficial interests in the Regulation S Temporary Global Security and the Regulation S Permanent Global Security that are held by members of, or direct or indirect participants in the Depositary (“Participant”), holding such interests through Euroclear or Clearstream.
Section 206.Special Provisions Regarding Transfer of Beneficial Interests in a Regulation S Global Security. The transfer of beneficial interests in a Regulation S Global Security shall be effected in a manner not inconsistent with the following provisions:

(i)    Transfer Through a Rule 144A Global Security. If the holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 206. Upon receipt by the Depositary of the instructions, order and certificate set forth below, the Depositary shall promptly forward the same to the Security Registrar at the Corporate Trust Office. Upon receipt by the Security Registrar from the Depositary at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be credited to a specified Participant’s account a beneficial interest in the Rule 144A Global Security equal to that of the beneficial interest in the Regulation S Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant to be credited with, and the account of the Participant in the relevant clearing system to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in Exhibit C hereto given by the transferor of such beneficial interest, the Security Registrar, shall (A) reduce the principal amount of the Regulation S Global Security, and increase the principal amount of the Rule 144A Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule I of the respective Global Securities, and (B) instruct the applicable Depositary, which, if the Depositary is not then DTC, shall instruct DTC, (x) to make corresponding reductions and increases in the amounts represented by the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Global Security was reduced upon such transfer.
Delivery of a beneficial interest in the Regulation S Global Security of any series may not be taken in the form of a beneficial interest in the Rule 144A Global Security if immediately prior to the contemplated transfer no Rule 144A Global Security of the same series is then Outstanding.

(ii)    Transfer Through an Unrestricted Global Security. If the holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, if then applicable, only in accordance with this Section 206(ii), provided, however, that prior to the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Temporary Global Securities may not be made to a U.S. Person (as defined in Rule 902 of the Securities Act) or for the account or benefit of a U.S. Person except to a person who is a QIB, in a transaction meeting the requirements of Rule 144A, and otherwise meeting the requirements of Section 206(i), and who takes delivery thereof in the form of an interest in the Rule 144A Global Security. Upon receipt by the Depositary of the instructions, order and certificate set forth below, the Depositary shall promptly forward the same to the Security Registrar at the Corporate Trust Office. Upon receipt by the Security Registrar from the Depositary at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be credited to a specified Participant’s account a beneficial interest in the Unrestricted Global Security equal to that of the beneficial interest in the Regulation S Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant, and the Euroclear or Clearstream account, if any, for which such Participant's account is held, to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in Exhibit D hereto given by the transferor of such beneficial interest, the Security Registrar shall (A) reduce the principal amount of the Regulation S Global Security, and increase the principal amount of the Unrestricted Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule I of the respective Global Securities and (B) instruct the applicable Depositary, which, if the Depositary is not then DTC, shall instruct DTC, (x) to make corresponding reductions and increases to the transferor’s beneficial interests in the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Global Security was reduced upon such transfer.
Section 207.Special Provisions Regarding Transfer of Beneficial Interests in a Rule 144A Global Security. The transfer of beneficial interests in a Rule 144A Global Security shall be effected in a manner not inconsistent with the following provisions:

(i)    Transfer Through a Regulation S Global Security. If the holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 207(i). Upon receipt by the Depositary of the instructions, order and certificate set forth below, the Depositary shall promptly forward the same to the Security Registrar at the Corporate Trust Office. Upon receipt by the Security Registrar from the Depositary at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be credited to a specified Participant’s account a beneficial interest in the Regulation S Global Security equal to that of the beneficial interest in the Rule 144A Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in Exhibit E hereto given by the transferor of such beneficial interest, the Security Registrar shall (A) reduce the principal amount of the Rule 144A Global Security, and increase the principal amount of the Regulation S Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule I of the respective Global Securities and (B) instruct the applicable Depositary, which, if the Depositary is not then DTC, shall instruct DTC, (x) to make corresponding reductions and increases to the amounts represented by the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Rule 144A Global Security was reduced upon such transfer.
Delivery of a beneficial interest in the Rule 144A Global Security of any series may not be taken in the form of a beneficial interest in the Regulation S Global Security if immediately prior to the contemplated transfer no Regulation S Global Security of the same series is then Outstanding.

(ii)    Transfer Through an Unrestricted Global Security. If the holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures only in accordance with this Section 207(ii). Upon receipt by the Depositary of the instructions, order and certificate set forth below, the Depositary shall promptly forward the same to the Security Registrar at the Corporate Trust Office. Upon receipt by the Security Registrar from the Depositary at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from a Participant directing the Depositary to cause to be credited to a specified Participant’s account a beneficial interest in the Unrestricted Global Security equal to that of the beneficial interest in the Rule 144A Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant to be credited with, and the account of the Participant to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in Exhibit F hereto given by the transferor of such beneficial interest, the Security Registrar shall (A) reduce the principal amount of the Rule 144A Global Security, and increase the principal amount of the Unrestricted Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule I of the respective Global Securities and (B) instruct the applicable Depositary, which, if the Depositary is not then DTC, shall instruct DTC, (x) to make corresponding reductions and increases to the transferor's beneficial interests in the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Rule 144A Global Security was reduced upon such transfer.
Section 208.Special Provisions Regarding Transfer of Restricted Definitive Securities. If the holder of a Restricted Definitive Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of another Restrictive Definitive Security, such transfer may be effected only in accordance with the Restricted Legend set forth in Section 202.
The Trustee, Security Registrar or Paying Agent shall not be responsible for ascertaining whether any transfer complies with, or otherwise to monitor or determine compliance with, the requirements or terms of the Securities Act, applicable state securities laws, ERISA, the Code, the Investment Company Act or the insurance laws and regulations of any State or other jurisdiction; except that if a certificate is specifically required by the terms of this Supplemental Indenture to be provided to the Trustee, Security Registrar or Paying Agent, as applicable, by a prospective transferee, transferor or the Company, the Trustee shall be under a duty to receive and examine the same to determine whether it conforms substantially on its face to the applicable requirements of this Indenture.
For so long as one or more Book-Entry Notes are Outstanding:
(i)    the Trustee and its directors, officers, employees and agents may deal with the Depositary with respect to any Regulation S Global Security or Rule 144A Global Security for all purposes (including the making of payments of interest and principal on, and the giving of notices with respect to, the Securities);

(ii)    unless otherwise provided herein, the rights of any beneficial owners in a Regulation S Global Security or Rule 144A Global Security shall be exercised only through the Depositary or the relevant clearance system and shall be limited to those established by law and agreements between such beneficial owners and the Depositary, Euroclear or Clearstream or other relevant clearance system, as applicable, as the case may be;
(iii)    for purposes of determining the identity of and principal amount of Securities beneficially owned by any Person, the records of the Depositary shall be conclusive evidence of such identity and principal amount and the Trustee may conclusively rely on such records when acting hereunder;
(iv)    the Depositary or the relevant clearance system shall make book-entry transfers among the Depositary, Euroclear or Clearstream or other relevant clearance system, as the case may be and Participants and shall receive and transmit payments of principal of and interest on the Regulation S Global Security or Rule 144A Global Security to such Participants; and
(v)    the Participants shall have no rights under this Indenture with respect to any of the Regulation S Global Securities or Rule 144A Global Securities held on their behalf by the Depositary or the relevant clearance system , and the Depositary or Euroclear or Clearstream or other relevant clearance system, as the case may be may be treated by the Trustee and its agents, employees, officers and directors as the absolute owner of the Regulation S Global Securities or Rule 144A Global Securities for all purposes whatsoever.
Section 210.    Preservation of Information. The Trustee will retain copies of all certificates, opinions and other documents received in connection with the registration of transfer or exchange of a Note (or a beneficial interest therein) in accordance with its customary policy, and the Company will have the right to request copies thereof at any reasonable time upon written notice to the Trustee.
Section 211.Acknowledgement of Restrictions; Indemnification; No Obligation of Trustee. By its acceptance of any Note bearing the Restricted Legend, each Holder of such a Note acknowledges the restrictions on registrations of transfer or exchange of such Note set forth in this Supplemental Indenture and in the Restricted Legend and agrees that it will register the transfer or exchange of such Note only as provided in this Supplemental Indenture. The Security Registrar shall not register a transfer or exchange of any Note unless such transfer or exchange complies with the restrictions on transfer or exchange of such Note set forth in this Supplemental Indenture. In connection with any registration of transfer or exchange of Notes, each Holder agrees by its acceptance of the Notes to furnish the Security Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such registration of transfer or exchange is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Security Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.
The Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to the Indenture in accordance with its customary policy. The Company shall have the right to request copies of all such letters, notices or other written communications at any reasonable time upon the giving of written notice to the Security Registrar.

Each Holder of a Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder’s Note in violation of any provision of this Supplemental Indenture and/or applicable United States Federal or state securities law.
The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer or exchange imposed under this Supplemental Indenture or under applicable law with respect to any registrations of transfer or exchange of any interest in any Note (including any transfers between or among members of, or participants in, the Depositary or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.
ARTICLE III
MISCELLANEOUS PROVISIONS
Section 301.Ratification and Incorporation of Base Indenture. As supplemented hereby, the Base Indenture is in all respects ratified and confirmed by the Company, and the Base Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.
Section 302.Executed in Counterparts. This Supplemental Indenture may be executed in several counterparts which may be delivered in original form, facsimile, electronic mail (including any electronic signature covered by the Electronic Signatures in Global and National Commerce Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law (e.g., www.docusign.com)) or other electronic transmission (i.e., a “pdf” or “tif”)), each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.
Section 303.Assignment. The Company shall have the right at all times to assign any of its rights or obligations under the Indenture with respect to the Notes to a direct or indirect wholly owned subsidiary of the Company; provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. The Indenture may also be assigned by the Company in connection with a transaction described in Article 8 of the Base Indenture.
Section 304.Trustee’s Disclaimer. All of the provisions contained in the Base Indenture in respect of the rights, powers, privileges, protections, duties and immunities of the Trustee, including without limitation its right to be indemnified, shall be applicable in respect of the Notes and of this Supplemental Indenture as fully and with like effect as if set forth herein in full. The Trustee accepts the amendments of the Indenture effected by this Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms or provision hereof, (ii) the proper authorization hereof by the Company by action or otherwise, (iii) the due execution hereof by the Company, or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.
[Signature Page Follows]

IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officer, all as of the day and year first above written.

EASTERN GAS TRANSMISSION AND STORAGE, INC.

By:	/s/ Scott C. Miller
Name:	Scott C. Miller
Title:	Vice President, Chief Financial Officer and Treasurer

[Signature Page to Second Supplemental Indenture]

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Lawrence M. Kusch
Name:	Lawrence M. Kusch
Title:	Vice President
[Signature Page to Second Supplemental Indenture]

EXHIBIT A
FORM OF 4.600% SENIOR NOTE DUE 2044
[Global Note Legend]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.
THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. EVERY NOTE AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS NOTE SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.
[Restricted Notes Legend to be inserted on any Rule 144A Global Note]

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. WITH RESPECT TO A TRANSFER DESCRIBED IN CLAUSE (II) ABOVE, THE HOLDER OF THIS NOTE ACKNOWLEDGES THAT THE COMPANY OR THE TRUSTEE MAY REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY OR THE TRUSTEE.
[Regulation S Legend to be inserted on a Regulation S Global Note]
THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON IN THE ABSENCE OF SUCH REGISTRATION EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.
[Regulation S Temporary Global Security Legend to be inserted on a Regulation S Temporary Global Note]
THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

EASTERN GAS TRANSMISSION AND STORAGE, INC.

$
4.600% SENIOR NOTE DUE 2044

No.	CUSIP No. [ ][1]

ISIN No. [ ][2]
Eastern Gas Transmission and Storage, Inc., a Delaware Corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns (the “Holder”), the principal sum of                        Dollars ($           ), subject to the increases and decreases set forth in Schedule I hereto on December 15, 2044 and to pay interest thereon from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 15 and December 15 of each year, commencing on December 15, 2021 at the rate of 4.600% per annum, until the principal hereof is paid or made available for payment, provided that any principal, and any such installment of interest, that is overdue shall bear interest at the rate of 4.600% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand and, provided further that, in respect of the first interest payment date after the issuance hereof, the Company shall pay an amount of interest calculated as if it had accrued from June 15, 2021. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided that the interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. The Regular Record Date shall be the close of business on the Business Day preceding such Interest Payment Date; provided, that with respect to Notes that are not held in book-entry form, the Regular Record Date shall be the close of business on the 15th calendar day (whether or not a Business Day) preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.

1 Rule 144A: 276480 AC4 / Reg S: U27008 AB4
2 Rule 144A: US276480AC43 / Reg S: USU27008AB47

The Company is a party to the Registration Rights Agreement, dated as of June 30, 2021, among the Company and Barclays Capital Inc., Citigroup Global Markets Inc., and J.P. Morgan Securities LLC, as Dealer Managers of the Notes (the “Registration Rights Agreement”). In the event that a Registration Default (as defined in the Registration Rights Agreement) occurs, the Company shall pay Additional Interest to the Holder from and including the date on which any such Registration Default should occur to but excluding the date on which the Registration Defaults have ceased to be continuing, at a rate of 0.5% per annum. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Base Indenture).
Payments of interest on the Notes will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the Notes is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay), in each case with the same force and effect as if made on the date the payment was originally payable.
Payment of the principal of and interest on this Note will be made at the office of the Paying Agent, in the Borough of Manhattan, City and State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, with any such payment that is due at the Stated Maturity of any Note, upon redemption or repurchase being made upon surrender of such Note to such office or agency; provided, however, that at the option of the Company payment of interest, subject to such surrender where applicable, may be made (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (ii) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual, facsimile or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:	EASTERN GAS TRANSMISSION AND STORAGE INC.
By:
Name:
Title:
[Signature Page to 2044 Note (4.600% Senior Notes due 2044)]

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A., as Trustee
By:
Name:
Title:
Dated: June 30, 2021
[Signature Page to 2044 Note (4.600% Senior Notes due 2044)]

[REVERSE OF NOTE]
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture dated as of June 30, 2021 (the “Base Indenture”), as heretofore supplemented and as further supplemented by a Second Supplemental Indenture dated as of June 30, 2021 (the “Supplemental Indenture” and together with the Base Indenture, as it may be hereafter supplemented or amended from time to time, the “Indenture,” which term shall have the meaning assigned to it in such instrument), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof (the “Notes”) which is unlimited in aggregate principal amount.
The Notes are redeemable, in whole or in part, at any time and from time to time in the manner and with the effect provided in the Indenture.
If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee for the series of Securities affected, with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than a majority in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or premium, if any, or interest hereon on or after the respective due dates expressed or provided for herein.
No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Notes are issuable only in registered form without coupons in denominations of $1,000 and any greater integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes having the same Stated Maturity and of like tenor of any authorized denominations as requested by the Holder upon surrender of the Note or Notes to be exchanged at the office or agency of the Company.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
[If this Security is a Regulation S Temporary Global Security, insert—This Regulation S Temporary Global Security is exchangeable in whole or in part for one or more Permanent Global Securities only (i) on or after the termination of the 40-day Distribution Compliance Period (as defined in Regulation S) and (ii) upon presentation of the Officers’ Certificate required by Section 205 of the Supplemental Indenture. Upon exchange of this Regulation S Temporary Global Security for one or more Global Securities, the Paying Agent shall cancel this Regulation S Temporary Global Security.]
All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common
TEN ENT -	as tenants by the entireties
JT TEN -	as joint tenants with rights of survivorship and not as tenants in common
UNIF GIFT MIN ACT -	Custodian for
(Cust)

(Minor)

Under Uniform Gifts to Minors Act
of

(State)
Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto

.
(please insert Social Security or other identifying number of assignee)

.

.

.
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

.

.

.

.

.

.
agent to transfer said Note on the books of the Company, with full power of substitution in the premises.
Dated:                   ,

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

EASTERN GAS TRANSMISSION AND STORAGE, INC.
4.600% SENIOR NOTE DUE 2044
SCHEDULE I**
The following increases or decreases in this Global Security have been made:

Date of increase or decrease and reason for the change in principal amount	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST
COMPANY, N.A., as Trustee
By:
Authorized Signatory

[Signature Page to Trustee Certification (4.600% Senior Notes due 2044)]
B-1

EXHIBIT C
FORM OF TRANSFER CERTIFICATE
FOR TRANSFER OR EXCHANGE FROM REGULATION S GLOBAL SECURITY TO RULE 144A GLOBAL SECURITY

The Bank of New York Mellon Trust Company, N.A.
2 N. LaSalle Street, Suite 700
Chicago, Illinois 60602
Attention: Corporate Trust Administration

Re :	EASTERN GAS TRANSMISSION AND
STORAGE, INC.
4.600% SENIOR NOTES DUE 2044

Reference is hereby made to the Indenture, dated as of June 30, 2021, as supplemented by the Second Supplemental Indenture, dated as of June 30, 2021 (the “Indenture”), between Eastern Gas Transmission and Storage, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S. $    principal amount of Securities which are evidenced by one or more Regulation S Global Securities in fully registered form (CUSIP No. [●]; ISIN No. [●]) and held with the Depositary by means of a book-entry interest in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Regulation S Global Security to a Person that will take delivery thereof (the “Transferee”) in the form of any equal principal amount of Securities evidenced by one or more Rule 144A Global Securities (CUSIP No. [●]).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that the interests in the Regulation S Global Security are being transferred pursuant to and in accordance with Rule 144A under United States Securities Act of 1933, as amended (the “Act”), and, accordingly, the Transferor does hereby further certify that the interests in the Regulation S Global Security are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

C-1

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _________________

cc:    Eastern Gas Storage and Transmission, Inc.

Signature Guaranty: _________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
C-2

EXHIBIT D

FORM OF TRANSFER CERTIFICATE
FOR TRANSFER OR EXCHANGE FROM REGULATION S
GLOBAL SECURITY TO UNRESTRICTED GLOBAL SECURITY

The Bank of New York Mellon Trust Company, N.A.
2 N. LaSalle Street, Suite 700
Chicago, Illinois 60602
Attention: Corporate Trust Administration

Re :	EASTERN GAS TRANSMISSION AND
STORAGE, INC.
4.600% SENIOR NOTES DUE 2044

Reference is hereby made to the Indenture, dated as of June 30, 2021, as supplemented by the Second Supplemental Indenture, dated as of June 30, 2021 (the “Indenture”), between Eastern Gas Transmission and Storage, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$    principal amount of Securities which are evidenced by one or more Regulation S Global Securities (CUSIP No. [●]; ISIN No. [●]) and held with the Depositary by means of a book-entry interest in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Unrestricted Global Securities (CUSIP No.    ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with either Rule 903, Rule 904 or Rule 144 under the Unites States Securities Act of 1933, as amended (the “Act”), and accordingly the Transferor does hereby further certify that:

(1)if the transfer has been effected pursuant to Rule 903 or Rule 904:

(a)    the offer of the Securities was not made to a Person in the United States;

(b)    either:

(i)    at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or
D-1

(ii)the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre- arranged with a buyer in the United States;

(c)no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(d)the transaction is not part of a plan or scheme to evade the registration requirements of the Act; or

(2)if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Act.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: _____________________________________

cc:    Eastern Gas Storage and Transmission, Inc.

Signature Guaranty: _____________________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
D-2

EXHIBIT E

FORM OF TRANSFER CERTIFICATE
FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY

The Bank of New York Mellon Trust Company, N.A.
2 N. LaSalle Street, Suite 700
Chicago, Illinois 60602
Attention: Corporate Trust Administration

Re :	EASTERN GAS TRANSMISSION AND
STORAGE, INC.
4.600% SENIOR NOTES DUE 2044

Reference is hereby made to the Indenture, dated as of June 30, 2021, as supplemented by the Second Supplemental Indenture, dated as of June 30, 2021 (the “Indenture”), between Eastern Gas Transmission and Storage, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$ __________ principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No. [●)) and held through the Depositary in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Securities to a non-U.S. person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities (CUSIP No. [●]; ISIN No. [●]).
In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the Unites States Securities Act of 1933, as amended (the “Act”), and accordingly the Transferor does hereby further certify that:
(1)the offer of the Securities was not made to a Person in the United States;

(2)either:

(a)    at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

(b)    the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;
E-1

(3)no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(4)the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

(5)upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the U.S. Depository through Euroclear or Clearstream.

This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred. Terms used in this certificate and not otherwise defined in the Fiscal Agency Agreement have the meanings set forth in Regulation S under the Act.
This certificate and the statements contained herein are made for your benefit and the benefit of the Company. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Act.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: ____________________

cc:    Eastern Gas Storage and Transmission, Inc.

Signature Guaranty: _________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
E-2

EXHIBIT F

FORM OF TRANSFER CERTIFICATE
FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL SECURITY TO UNRESTRICTED GLOBAL SECURITY

The Bank of New York Mellon Trust Company, N.A.
2 N. LaSalle Street, Suite 700
Chicago, Illinois 60602
Attention: Corporate Trust Administration

Re :	EASTERN GAS TRANSMISSION AND
STORAGE, INC.
4.600% SENIOR NOTES DUE 2044

Reference is hereby made to the Indenture, dated as of June 30, 2021, as supplemented by the Second Supplemental Indenture, dated as of June 30, 2021 (the “Indenture”), between Eastern Gas Transmission and Storage, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$    principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No. [●]) and held through the Depositary in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Unrestricted Global Securities (CUSIP No. ).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with either Rule 903, Rule 904 or Rule 144 under the Unites States Securities Act of 1933, as amended (the “Act”), and accordingly the Transferor does hereby further certify that:

(1)if the transfer has been effected pursuant to Rule 903 or Rule 904:

(a)    the offer of the Securities was not made to a Person in the United States;

(b)    either:

(i)    at the time the buy order was originated, the transferee was outside the United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or
F-1

(ii)the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any Person acting on its behalf knows that the transaction was pre- arranged with a buyer in the United States;

(c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(d)the transaction is not part of a plan or scheme to evade the registration requirements of the Act; or

(2)if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

[Insert Name of Transferor]

By:
Name:
Title:

Dated: ____________________________

cc:    Eastern Gas Storage and Transmission, Inc.

Signature Guaranty: _________________________

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.
F-2